UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 3, 2021 (January 28, 2021)

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on January 2828, 2021. A quorum consisting of approximately 88% of the Company's common stock issued and outstanding was represented either in person or by proxy. At the meeting the following proposals were approved by the stockholders:

1.	To elect two directors to hold office for the terms set forth herein and until their successors are duly elected and qualified.

2.	To ratify the conversion into common stock of the Company at $5.00 per share of all principal and interest owed to Mark D. Burish as of May 13, 2020;

3.	To vote on a Proposal to approve a new Sonic Foundry 2020 Equity Incentive Plan to replace our 2009 Stock Incentive Plan;

4.	To vote on a Proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan to increase the number of shares subject to the Plan from 200,000 to 300,000;

5.	To approve, by a non-binding advisory vote, of the compensation paid by Sonic to its named executive officers;

6.

To select, by a non-binding advisory vote, the frequency at which the stockholders of Sonic will be asked to approve, by a non-binding advisory vote, the compensation paid by Sonic to its Named Executive Officers;

7.	To ratify the appointment of Wipfli LLP as our independent auditors for the fiscal year ending September 30, 2020

8.	To transact such other business as may properly come before the meeting or any adjournments thereof.

	For	Against	Withheld	Abstention	Broker
					Non-votes

Proposal #1
Mark D. Burish	4,539,288	—	69,948	—	2,444,411
Joe Mozden, Jr.	4,558,821	—	50,415	—	2,444,111

Proposal #2	4,556,376	48,609	—	4,251	2,444,411

Proposal #3	4,576,128	27,112	—	5,996	2,444,411

Proposal #4	4,577,564	26,852	—	4,820	2,444,411

Proposal #5	4,361,822	137,805	—	109,609	2,444,411

Proposal #7	7,028,844	16,164	—	8,639	2,444,411

	1 Year	2 Years	3 Years	Abstention
Proposal #6	346,942	8,793	4,148,337	105,164

Based on the results of Proposal #6, the Board of Directors has decided that the stockholders of Sonic Foundry will be asked to approve, by a non-binding advisory vote, the compensaton paid by Sonic Foundry to its Name Executive Officers, at a frequency of once every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

February 3, 2021

By:	/s/ Kelsy L. Boyd
By:	Kelsy L. Boyd
Title:	Chief Financial Officer